Exhibit 10.1

                              FIRST MODIFICATION TO
                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT

         This First Modification to Fourth Amended and Restated Loan Agreement (the "First Modification") is made and entered into effective May 1, 2005, by and among Natural Gas Services Group, Inc. ("Borrower"), Screw Compression Systems, Inc. ("Guarantor"), and Western National Bank ("Lender")

                                    RECITALS

         WHEREAS, Borrower, Guarantor, and Lender entered into that certain Fourth Amended and Restated Loan Agreement dated March 14, 2005 (the "Loan Agreement"); and

         WHEREAS, Borrower , Guarantor, and Lender now desire to modify the definition of "Consolidated Current Ratio" as set out in the Loan Agreement and to modify certain other related provisions of the Loan Agreement.

         NOW THEREFORE, in view of the foregoing and in consideration of the mutual covenants and agreements hereinafter contained, Borrower, Guarantor, and Lender hereby agree as follows:


                                    ARTICLE 1
                         Modification of Loan Agreement
                         ------------------------------

         The Loan Agreement is hereby amended on the effective date of this amendment in the following respects:

1.       Paragraph 1.1 Defined Terms is amended in the following respects:

         "Consolidated Current Ratio" means the ratio of (i) the sum of the current assets and restricted cash of the Borrower and its Subsidiaries to (ii) the sum of the current liabilities of the Borrower and its Subsidiaries, all determined on a consolidated basis."

2. Paragraph 6.1(a) Consolidated Current Ratio is amended in the following respects:

         "(a) Consolidated Current Ratio. Permit the Consolidated Current Ratio, as defined herein and calculated pursuant to Exhibit S hereto, to be less than 1.4 to 1.0 as of February 28, 2005, and as of the end of each month thereafter."






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

3. Exhibit S - Consolidated Current Ratio Calculation, Paragraph 1 is amended in the following respects:

         "1. Sum of current assets and restricted cash of Borrower and its consolidated Subsidiaries"


                                    ARTICLE 2
                                  Miscellaneous
                                  -------------

1. The provisions of this First Modification to Fourth Amended and Restated Loan Agreement shall be binding upon and shall inure to the benefit of the parties hereto and are incorporated by reference into the Loan Agreement as if set out verbatim therein.

2. The Loan Agreement, as amended herein, is hereby ratified, adopted and confirmed by Borrower and the Guarantor. Each agreement, representation, warranty and covenant made by Borrower and Guarantor in the Loan Agreement is hereby ratified, adopted, and confirmed by Borrower and Guarantor on the date of execution hereof.

3. The effective date of this First Modification to Fourth Amended and Restated Loan Agreement shall be May 1, 2005, at which time the provisions of this First Modification to Fourth Amended and Restated Loan Agreement shall become operative and are incorporated into the Loan Agreement.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         Executed on May 5, 2005, but effective as of May 1, 2005.



                                      BORROWER:
                                      ---------

                                      Natural Gas Services Group, Inc.


                                      By: /s/ Stephen C. Taylor
                                         ---------------------------------------
                                         Stephen C. Taylor, President






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                                      GUARANTOR:
                                      ----------

                                      Screw Compression Systems, Inc.


                                      By /s/ Paul D. Hensley
                                        ----------------------------------------
                                        Paul D. Hensley, President



                                      LENDER:
                                      -------

                                      Western National Bank


                                      By /s/ Scott A. Lovett
                                        ----------------------------------------
                                       Scott A. Lovett, Executive Vice President



















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